VANGUARD/PRIMECAP FUND
                              PROSPECTUS SUPPLEMENT

                                  JULY 1, 1998

The following information supplements the Investment Adviser section, which begins on page 9 of the prospectus:

 Joel P. Fried, Senior Vice President of PRIMECAP Management Company, and F. Jack Liebau Jr., Vice President of PRIMECAP Management Company, each manage a portion of the Fund's assets, along with existing managers Howard B. Schow and Theo A. Kolokotrones. Messrs. Fried and Liebau have each been associated with PRIMECAP since 1986.

                                                                           PS591